Exhibit 10.2

OMNIBUS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
AND PURCHASE AND CONTRIBUTION AGREEMENT
(Ferguson Receivables, LLC)

This Omnibus Amendment (this “Amendment”) is entered into by the undersigned parties as of January 15, 2025, and amends the Receivables Purchase Agreement dated as of July 31, 2013, as previously amended, restated, supplemented or modified through the date hereof (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, LLC (“Ferguson”), a Virginia limited liability company (in its capacity as Servicer, the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”) and FERGUSON ENTERPRISES INC. (successor to Ferguson plc, formerly Wolseley plc), a Delaware corporation (the “Parent”) and the Purchase and Contribution Agreement dated as of July 31, 2013, as previously amended, restated, supplemented or modified through the date hereof (the “Purchase and Contribution Agreement”), among the Seller, Ferguson and the other Originators.

PRELIMINARY STATEMENTS

A. The Seller has requested a change in the date on which each Monthly Report is due, and the Facility Agents are willing to grant such request.

B. The Seller and the Servicer previously notified the Administrative Agent and the Facility Agents of changes in the log-on #s for Designated Types of Excluded Receivables and have requested to evidence those changes in an amended Schedule IV to the Receivables Purchase Agreement and amended Schedule II to the Purchase and Contribution Agreement, and the Facility Agents are willing to acknowledge in this Amendment those changes.

C. The parties to the Receivables Purchase Agreement and the Purchase and Contribution Agreement desire to enter into this Amendment to evidence their agreement to the foregoing requests.
DEFINED TERMS; REFERENCES.

Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in, or by reference in, the Receivables Purchase Agreement, as amended by this Amendment. The Receivables Purchase Agreement and the Purchase and Contribution Agreement are sometimes collectively referred to herein as the “Amendment Documents”. Unless the context of this Amendment otherwise clearly requires, references to the plural include the singular, references to the part include the whole and the words “include”, “including” and “includes” shall be deemed to be followed by “without limitation”. Each reference to “hereof”, “hereunder”, “herein” and “hereby”, and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this

Amendment. All references to an Amendment Document in any other document or instrument shall be deemed to mean the applicable Amendment Document, as amended by this Amendment. This Amendment shall not constitute a novation of either Amendment Document, but shall constitute an amendment to each of them. The parties hereto agree to be bound by the terms and obligations of the Amendment Documents, as amended by this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I. AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT

Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Receivables Purchase Agreement is amended as follows:

1.1    Amendment of Monthly Report Date. The date specified in the definition of “Monthly Report Date” in Section 1.01of the Receivables Purchase Agreement is hereby changed from “20th” to “25th” and such definition now reads as follows:

“Monthly Report Date” shall mean the 25th calendar day of each month, or, if such day is not a Business Day, the next Business Day.

1.2    Changes in Log-On #s for Designated Types of Excluded Receivables; Amendment of Schedule IV. Having received notice from the Seller and the Servicer of changes in the log-on #s with respect to Obligors of Ferguson, namely, G.E. Aviation and Howmet Aerospace Inc., and Designated Types of Excluded Receivables, the Administrative Agent and the Facility Agents hereby acknowledge the changes to the relevant entries reflected in the amended Schedule IV to the Receivables Purchase Agreement attached hereto as Attachment I.

The foregoing amendments to the Receivables Purchase Agreement constitute the eighteenth amendment to the Receivables Purchase Agreement.

II. AMENDMENTS TO PURCHASE AND CONTRIBUTION AGREEMENT

Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Purchase and Contribution Agreement is amended as follows:

2.1    Changes in Log-On #s for Designated Types of Excluded Receivables; Amendment of Schedule II. Pursuant to this Amendment, the Administrative Agent and the Facility Agents have acknowledged the changes to the log-on #s with respect to Obligors of Ferguson, namely, G.E. Aviation and Howmet Aerospace Inc., and Designated Types of Excluded Receivables. Schedule II to the Purchase and Contribution Agreement is hereby amended by deleting it in its entirety and replacing it with Attachment I hereto.
The foregoing amendment to the Purchase and Contribution Agreement constitutes the tenth amendment to the Purchase and Contribution Agreement.

III. REPRESENTATIONS AND WARRANTIES

3.1    In order to induce the Seller, the Facility Agents, the Purchasers and the Administrative Agent to execute, deliver and perform this Amendment, each of the Seller, the Servicer, the Originators and the Parent, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants to the other parties to this Amendment as of the Amendment Effective Date that:

(a)    prior to and immediately after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on and as of a specified date and then as of such specified date) set forth in the Receivables Purchase Agreement and the Purchase and Contribution Agreement are true and correct in all material respects;

(b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and

(c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.

IV. CONDITIONS TO EFFECTIVENESS

4.1 The effectiveness of this Amendment shall occur on the date (the “Amendment Effective Date”) when the Administrative Agent and the Facility Agents shall have received duly executed counterparts of this Amendment from each party hereto.

V. AFFIRMATION OF RATIFICATION

5.1 The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party, and (c) acknowledges its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.

VI. MISCELLANEOUS

6.1 Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Except as expressly amended hereby, each Amendment Document remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Amendment Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

6.2 This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference.

6.3. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Pursuant to Section 11.18 of the Receivables Purchase Agreement, delivery of an Electronic Signature shall be valid and binding to the same extent as a manual, original signature and shall constitute the legal, valid and binding obligation enforceable against such party in accordance with the term herein to the same extent as if manually executed original signature. The parties acknowledge and agree that they may execute this Amendment and any Transaction Document and any variation or amendment to the same, by Electronic Signature. For the purposes of using an Electronic Signature, the parties authorize each other to the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

FERGUSON RECEIVABLES, LLC, as Seller

By: /s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Treasurer

FERGUSON ENTERPRISES, LLC, as an
Originator and Servicer

By:/s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Assistant Treasurer

ENERGY & PROCESS CORPORATION, as
an Originator

By: /s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Assistant Treasurer

[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC January 2025)]

FERGUSON FIRE & FABRICATION, INC., as an Originator

By: /s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Assistant Treasurer

FERGUSON FIRE DESIGN, LLC, as
an Originator

By: /s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Assistant Treasurer

S.G. TORRICE, LLC, as an Originator

By: /s/ Brenda L. Crowder
Name: Brenda L. Crowder
Title: Assistant Treasurer

[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC January 2025)]

FERGUSON ENTERPRISES INC., as Parent

By: /s/ Shaun McElhannon
Name: Shaun McElhannon
Title: Treasurer

ROYAL BANK OF CANADA, as a Committed Purchaser, a Facility Agent and Administrative Agent

By: /s/ Veronica L. Gallagher
Name: Veronica L. Gallagher
Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit Purchaser
By: Royal Bank of Canada, is Attorney-in-Fact

By: /s/ Veronica L. Gallagher
Name: Veronica L. Gallagher
Title: Authorized Signatory

TRUIST BANK, as a Committed Purchaser and a Facility Agent

By: /s/ Chris Curtis
Name: Chris Curtis
Title: Managing Director

GTA FUNDING LLC, as a Conduit Purchaser

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President
[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC January 2025)]

RELIANT TRUST, as a Conduit Purchaser
By: COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK

By: /s/ Luna K. Mills
Name: Luna K. Mills
Title: Managing Director

THE TORONTO-DOMINION BANK, as a Committed Purchaser and a Facility Agent

By: /s/ Luna K. Mills
Name: Luna K. Mills
Title: Managing Director

SMBC NIKKO SECURITIES AMERICA, INC., as a Facility Agent

By: /s/ Takashi Fueno
Name: Takashi Fueno
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

By: /s/ Jun Ashley
Name: Jun Ashley
Title: Director

[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC January 2025)]

STARBIRD FUNDING CORPORATION, as a Conduit Purchaser

By: /s/ Damian A. Perez
Name: Damian A. Perez
Title: Vice President

BNP PARIBAS, as a Committed Purchaser and a Facility Agent

By: /s/ Carl Spalding
Name: Carl Spalding
Title: Managing Director

By: /s/ Advait Joshi
Name: Advait Joshi
Title: Director

[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC January 2025)]

Schedule IV to Receivables Purchase Agreement
and
Schedule II to Purchase and Contribution Agreement

Designated Excluded Receivables